SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

NTL Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-22616 (Commission File Number)	52-1822078 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022 (Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:		(212) 906-8440

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

99.1 Press Release, dated March 4, 2004.

Item 12. Results of Operations and Financial Conditions.

On March 4, 2004, NTL Incorporated issued a press release announcing  results for the three months and year ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1 hereto.  The attached exhibit is provided under Item 12 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTL INCORPORATED

Dated: March 4, 2004	By:	/s/ Scott E. Schubert

		Name:	Scott E. Schubert
		Title:	Chief Financial Officer